SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made as of September 20, 1999, by and between Go Online Networks Corporation, a corporation organized under the laws of the State of Delaware, with headquarters located at 5681 Beach Blvd., Suite 101, Buena Park, California 90621 (the "Company") and the buyer set forth on the execution page hereof (the "Buyer").

                                        RECITALS

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange
Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and Section 4(2) under the 1933 Act;

B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amounts and upon the terms and conditions stated in this Agreement, in a closing (the "Closing") as herein described, certain of the Company's convertible notes as listed and described in Recital B(i) immediately below, and certain warrants as listed and described in Recital B(ii) below.

(i)  At the Closing (the "Closing"), the Company's Series
1999-A Eight Percent (8%) Convertible Notes, the form of which is attached hereto as Exhibit A (the "Notes"), which may be converted into common stock of the Company, $.001 par value per share ("Common Stock"), upon the terms and conditions hereof and upon the terms and conditions of the Notes. The purchase price for the Notes sold pursuant to this Agreement shall be as stated in Section 1(a) below. The total aggregate principal amount of Notes to be issued and sold by the Company at the Closing is Five Hundred Thirty-Eight Thousand Four Hundred Sixty-Two Dollars ($538,462), all in accordance with the terms of this Agreement and of the Notes.

(ii) At the Closing, as additional consideration for Buyer's purchase of the Notes a warrant (the "Warrants") to purchase 175,000 shares of Common Stock at a purchase price of $.50 per share, which Warrants must be exercised if at all, on or before December 31, 2000. The Warrants shall be substantially in the form attached hereto as Exhibit B.

The Common Stock into which the Notes may (in accordance with their terms) be convertible shall be collectively referred to herein as the "Conversion Shares." Certain shares of Common Stock may (at the Company's option as described in the Notes) be issued to the Buyer in payment of interest (the "Interest Shares"). The Common Stock received upon exercise of the Warrants shall be referred to as the "Warrant Shares." The Notes, the Conversion Shares, the

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Interest Shares (if any), the Warrants and the Warrant Shares may be
collectively referred to herein as the "Securities."

C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit C attached hereto pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                                      AGREEMENTS

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

1.  PURCHASE AND SALE OF SECURITIES.

a. Purchase. The Buyer hereby agrees to purchase from the Company, and the Company agrees to sell to the Buyer, $538,462.00 in aggregate principal amount of Notes at the Closing. The purchase price (the "Purchase Price") for the Notes purchased at the Closing shall be $350,000.00.

b.  The Closing.  The date of the Closing (the "Closing
Date") shall be September 21, 1999. The Purchase Price for the Notes being purchased at the Closing shall be delivered to the Escrow Agent (as defined in the Escrow Agreement substantially in the form of Exhibit D attached hereto (the "Escrow Agreement")) on behalf of the Company on or before the Closing Date. On or before the Closing Date, the Company shall deliver the original Notes and Warrants being purchased at the Closing, duly issued, authorized and executed by the authorized officers on behalf of the Company, to the Escrow Agent (as defined in the Escrow Agreement) on behalf of the Buyer.

c. Form of Payment. The Buyer shall pay the Purchase Price for the Securities purchased at the Closing by wire transfer of immediately available funds in United States Dollars, to be deposited into the Escrow Account as defined in the Escrow Agreement, against delivery to the Escrow Agent of duly executed Notes and Warrants being purchased by the Buyer hereunder at such Closing. The Escrow Agent shall be responsible for delivery of the Purchase Price to the Company and the Notes and Warrants to the Buyer in accordance with the terms of the Escrow Agreement and with the instructions of the said parties.

2.  BUYER'S REPRESENTATIONS AND WARRANTIES.

The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

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a.  Investment Purposes; Compliance With 1933 Act.  The Buyer
is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in the Common Stock established on or prior to the Closing Date. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Notes and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares and the Interest Shares (if any) that the Conversion Shares and the Interest Shares (if any) be and are subject to the representations set forth in this Section 2(a).

b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

c. Reliance on Exemptions. The Buyer understands the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

e.  No Government Review.  The Buyer understands that no
United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f. Transfer or Resale. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder, and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

g. Legend. The Buyer understands that the Notes, the Warrants, and until such time as the Conversion Shares, the Warrant Shares and the Interest Shares (if any) (collectively, the "Registrable Securities"), have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144"), the stock certificates representing the Registrable Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

The Legend shall be removed and the Company will issue certificates without the Legend to the holder of the applicable Notes or any Registrable Securities upon which the Legend is stamped, in accordance with Section 5(b).

h.  Authorization; Enforcement.  This Agreement, the
Registration Rights Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company understands, agrees with, and represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and its subsidiaries are corporations duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated, except as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole. The Common Stock is eligible to trade and is listed for trading on the OTC Bulletin Board Market. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the OTC Bulletin Board Market for the foreseeable future; except that, with respect to the representations contained in this sentence, the NASD has imposed a requirement that every company that trades on the OTC Bulletin Board Market become a reporting issuer under the 1934 Act and have all comments on filings cleared within certain time limits imposed by the NASD. The Company must become a reporting issuer on or before January 1, 1999. The Company shall use its best efforts to meet such deadline, and shall use its best efforts to continue to have its stock eligible to trade on the OTC Bulletin Board Market or a comparable national securities market or exchange. The Company has complied with all requirements of the National Association of Securities Dealers and the OTC Bulletin Board Market with respect to the issuance of the Securities.

b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Escrow Agreement, to issue and sell the Notes and the Registrable Securities in accordance with the terms hereof, and to perform its obligations under the Notes in accordance with the requirements of the same, (ii) the execution, delivery and performance of this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Escrow Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and, on the Closing Date, the Notes and Warrants sold at the Closing, have been duly and validly authorized, executed and delivered by the Company, and (iv) this Agreement, the Notes (when issued), the Warrants

(when issued), the Registration Rights
Agreement and the Escrow Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that this Agreement and the accompanying Exhibits, Schedules and the Addenda, if any, are in accordance with Regulation D and the 1933 Act and are effective to accomplish the purposes set forth herein and therein.

c. Capitalization. As of August 1, 1999, the authorized capital stock of the Company consists of (I) 100,000,000 shares of Common Stock of which 71,302,677 shares were issued and outstanding, and (II) 20,000,000 shares of Preferred Stock of which 499,333 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in
Schedule 3(c) (attached if applicable), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer, and the Buyer acknowledges receipt of same by its signature hereafter, true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof ("Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

d. Issuance of Securities. The Registrable Securities are all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

e.  Acknowledgment Regarding Buyer's Purchase of the
Securities. The Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and that any statement made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

f. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyer.

g. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth in Schedule 3(g) (attached if applicable), neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws (any of which exceptions are set forth in Schedule 3(g)), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement or the Escrow Agreement in accordance with the terms hereof and thereof, or to perform its obligations with respect to the Notes exactly as described in the Notes (once issued), and with respect to the Warrants exactly as described in the Warrants (once issued).

h.  Financial Statements. The Company has
delivered to the Buyer as requested by the Buyer (or the Buyer has otherwise obtained) true and complete copies of the Company's audited financial statements through December 31, 1998 and unaudited financial statements through June 30, 1999. As of their respective dates, the financial statements of the Company complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.
 Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer (including the information referred to in Section 2(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The said financial statements contain a complete and accurate list of all material undischarged written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect.

i.  Absence of Certain Changes.  Except as disclosed in
Schedule 3(i) (attached if applicable), since at least June 30, 1999, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Buyer no longer holds any of the Securities, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

j.  Absence of Litigation.  Except as set forth in Schedule
3(j) (attached if applicable), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board orbody pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

k. Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

l. Brokers; No General Solicitation. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby. The Company and the Buyer both acknowledge that no broker or finder was involved with respect to the transactions contemplated hereby, other than Bridgewater Capital Corporation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities being offered hereby.

m.  Acknowledgment of Dilution.  The number of Conversion
Shares issuable upon conversion of the Notes may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the securities being sold hereunder and recognize they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company.
 The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

n. Eligibility to File Registration Statement. The Company is currently eligible to file a registration statement with the SEC either on Form S-1 or Form S-B2 under the 1933 Act.

o.  Non-Disclosure of Non-Public Information.
(a) The Company shall in no event disclose non-public information to the Buyer, advisors to or representatives of the Buyer unless prior to such disclosure of information the Company marks such information as
"non-public information   confidential" and provides the Buyer, such
advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the

Buyer, its advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Buyer.

(b) Nothing herein shall require the Company to disclose non-public information to the Buyer, its advisors or representatives, and the Company represents that it does not disseminate non-public information to investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Buyer and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement to be filed pursuant to the Registration Rights Agreement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Buyer (without the written consent of the Buyer prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that, based upon such due diligence by such persons or entities, that the registration statement contains an untrue statement of a material fact or omits a material fact required to be stated in such registration statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

4.  COVENANTS.

a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

b. Securities Laws. The Company agrees to timely file a Form D (or equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to sell the Securities being sold to the Buyer on each such date under applicable securities laws of the United States, and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

c.  Reporting Status; Covenant to Become a "Reporting
Issuer". As of the date of this Agreement, the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). As a material inducement to the Buyer to enter into this Agreement and to complete the transactions contemplated hereby, the Company agrees, on or before the date which is thirty (30) days following the date of this Agreement, to file with the SEC all reports and other documents and things necessary to become a "reporting issuer" subject to the reporting requirements of Section
13 or 15(d) of the 1934 Act (the "Reporting Requirements"). The Company will use its best efforts to become a reporting issuer within sixty (60) days after the date of this Agreement. The Company may utilize any means permitted by the SEC to become subject to the Reporting
Requirements, including without limitation filing Form 10 or Form
10-SB, or Form SB-2 with the SEC. Thereafter, and for so long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934
Act or the rules and regulations hereunder would permit such termination. As a material inducement for the Buyer to execute this Agreement and to effect the transactions contemplated herein, the Company agrees that, if it has not become a reporting issuer subject to the Reporting Requirements within one hundred twenty (120) days after the date hereof (the "Reporting Deadline"), then the Company will make payments to the Buyer, as liquidated damages and in such amounts and at such times as shall be determined pursuant to this
Section 2(b) as partial relief for the damage to the Buyer by reason of any delay in or reduction of its ability to resell the Securities (which remedy shall be exclusive of any other remedies available at law or in equity), an amount to be determined as follows. The
Company shall pay to the Buyer an amount equal to the purchase price for the Notes purchased at the Closing (the "Aggregate Note Price") multiplied by two hundredths (.02) times the sum of the number of months (prorated for partial months) beginning the day after the Reporting Deadline and ending on the date the Company becomes a reporting issuer subject to the Reporting Requirements, provided, however, that there shall be excluded from such period any delays which are solely attributable to the delays or improper action of the Buyer.

d. Use of Proceeds. The Company will use the proceeds from the sale of the Securities to purchase 75 internet kiosks
($250,000), undertake advertising with Doubleclick.com for Shop
GoOnline ($50,000) and for software development for Auctionomics, Inc. ($50,000).

e. Financial Information. After becoming a reporting issuer as described in Section 4(c) above, until such time as the Buyer no longer beneficially owns Notes and Warrants, the Company agrees to send the following reports to the Buyer: (i) after filing with the SEC, a copy of each of its Annual Reports, its quarterly Reports, and any reports filed on Form 8-K; and (ii) as soon as practicable after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

f. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of all of the Conversion Shares, the Warrant Shares and the Interest Shares (if any). Prior to complete conversion of the Notes and exercise of the Warrants, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Buyer except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

g. Listing. Upon the Closing, the Company shall promptly secure the listing of the Registrable Securities underlying the Notes and the Warrants upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of shares of Registrable Securities from time to time issued under the terms of this Agreement and the Registration Rights Agreement. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the OTC Bulletin Board Market (or such other national securities exchange or market on which the Common Stock may then be listed, as applicable).

h. Prospectus Delivery Requirement. The Buyer understands that the 1933 Act requires delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the 1933 Act covering any resale by the Buyer of the Common Stock being sold, and the Buyer shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale.

i. Intentional Acts or Omissions. Neither party shall intentionally perform any act which if performed, or omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

j. No Shorting. As a material inducement for the Company to enter into this Agreement, the Buyer represents that it has not as of the date hereof, and covenants on behalf of itself and its affiliates that neither Buyer nor any affiliate of Buyer will at any time in which the Buyer or any affiliate of the Buyer beneficially owns any of the Securities, engage in any short sales of, or hedging or arbitrage transactions with respect to, the Common Stock, or sell "put" options or similar instruments with respect to the Common Stock. The Company acknowledges that a sale of Conversion Shares (or Warrant Shares) on the date a conversion of the Notes (or exercise notice for the Warrants) is made, even if such sale is made prior to delivery of the notice of conversion with respect to such Conversion Shares (or exercise notice with respect to such Warrant Shares), is not a "short sale" for purposes of this Section 4(j).

k. Expenses. The Company agrees to pay to or at the direction of the Buyer the sum of $2,500 at the Closing as reimbursement for the attorney's fees and expenses of the Buyer incurred by it in connection with the transactions contemplated by this Agreement.

1. Conversion Restrictions. Notwithstanding anything to the contrary set forth herein or in the Notes, in no event shall any holder of the Notes be entitled to convert Notes in excess of such portion of the principal of the Notes that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Notes with respect to which the determination of such proviso is being made.. Except as set forth in the preceding sentence, for purposes of this

Section 2(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The limitations imposed by this Section 4(l) on conversion of Notes shall no longer apply, and the holder of the Notes may convert all or any portion of the Notes, irrespective of the resulting beneficial ownership of the Company's Common Stock, should any of the following events occur: (I) The Company shall either:
(i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or (II) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or (III) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or (IV) Any money judgment, writ or Note of attachment, or similar process in excess of Two Hundred Thousand United States Dollars (US$350,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or (V) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding

m.  Restriction on Below Market Issuance of
Securities.    Until the date which is nine (9) months from the
Closing Date, the Company shall not issue or agree to issue {other than (i) to the Buyer pursuant to the transactions contemplated herein, (ii) pursuant to any employee stock option plan or employee stock purchase plan of the Company established during the term of this restriction for a legitimate business purpose and not to avoid the restrictions imposed in this Section 4(m), (iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case as disclosed on Schedule 3(c) hereof, or (iv) with the consent of the Buyer, not to be unreasonably withheld} any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) or debt securities of the Company if such securities are issued at a price (or provide for a conversion, exercise or exchange price) which may be (i) less than the lesser of
(a) the market price on the date of issuance or (b) $.30 per share (in the case of Common Stock) or (ii) $.30 per share on the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock).

5.  LEGEND AND TRANSFER INSTRUCTIONS.

a. Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares, the Warrant Shares and the Interest Shares (if any) in accordance with the terms of the applicable Notes and Warrants and in such amounts as specified from time to time by the Buyer to the Company, upon conversion of the Notes or exercise of the Warrants (as applicable).
All such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement only to the extent required by applicable law and as specified in this Agreement and the Exhibits and Addenda hereto. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Conversion Shares, the Warrant Shares and the Interest Shares (if any) prior to the registration of same under the 1933
Act, will be given by the Company to its transfer agent and that the Conversion Shares, the Warrant Shares and the Interest Shares (if any) shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement, the Warrants and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares, the Warrant
Shares and/or the Interest Shares (if any). If the Buyer (x) provides the Company with an opinion of counsel reasonably satisfactory to Company that registration by the Buyer of the Notes, the Warrants, the Warrant Shares, the Conversion Shares and/or the Interest Shares (if any) is not required under the 1933 Act, or (y) transfers Securities to an affiliate which is an accredited investor
(in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly (and in all events within two (2) trading days) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

b. Removal of Legends. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Security can be sold pursuant to Rule 144. The Buyer agrees that its sale of all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause
(y) next above.

c. Conversion of Notes. The Buyer shall have the right to convert the Notes sold hereunder by delivering via facsimile an executed and completed Notice of Conversion (as defined in the Notes) to the Company and delivering within two (2) business days thereafter the original Notice of Conversion and (once it has been fully converted) the original Note being converted by express courier to the Company. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates representing the shares of Common Stock issuable upon conversion of any Notes (along with a replacement Note representing the amount of principal of said Note not so converted, if applicable) to the Buyer via express courier, within three (3) business days after the relevant Conversion Date (with respect to each conversion, the "Deadline"). Time is of the essence with respect to the requirements of the immediately preceding sentence.

d. Injunctive Relief for Breach. The Company acknowledges that a breach of its obligations under Sections 5(a), 5(b) and 5(c) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

e.  Liquidated Damages for Non-Delivery of
Certificates. In addition to the provisions of Section 5(d) above, the Company understands and agrees that a delay in the issuance of the Certificates beyond the Deadline will result in substantial economic loss and other damages to the Buyer. As partial compensation to the Buyer for such loss, the Company agrees to pay liquidated damages (and which the Company acknowledges is not a penalty) to the Buyer for issuance and delivery of the Certificates after the Deadline, in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from the date of delivery by the Buyer to the Company of a facsimile Notice of Conversion (or, if later, from the date on which all other necessary documentation duly executed and in proper form required for conversion of Notes as described in this Agreement, including the original Notice of Conversion, all in accordance with this Agreement only if such necessary documentation has not been delivered to the Company within the two (2) business day period after the facsimile delivery to the Company of the Notice of Conversion required in this Agreement)):

No. Business Days Late            Liquidated Damages
                                     (in US$)
1                                          $300
2                                          $400

3                                          $500
4                                          $600
5                                          $700
6                                          $800
7                                          $900
8                                          $1,000
9                                          $1,000
10                                         $1,500
11+                                        $1,500 + $500 for
                                           each Business Day Late
                                           beyond 11 days

The Company shall pay the Buyer any liquidated damages incurred as called for under this Section 5(e) by certified or cashier's check upon the earlier of (i) issuance of the Certificates to the Buyer or (ii) each monthly anniversary of the receipt by the Company of the Buyer's Notice of Conversion. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Certificates to the Buyer in accordance with the terms of this Agreement or for breach by the Company of this Agreement.

6.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to sell Notes at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent.

b. The Buyer shall have delivered to the Escrow Agent on behalf of the Company the Purchase Price for the Notes and Warrants purchased at the Closing, by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Escrow
Agent.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

7.  CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The obligation of the Buyer to purchase Notes and Warrants is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow
Agreement) to the Escrow Agent on behalf of each other.

b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

c. With respect to the Closing, the Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Escrow Agent on behalf of the Buyer, the Note and Warrant being sold at the Closing (via facsimile or otherwise as required by the Escrow Agreement, provided that any permitted facsimile of such documents shall be followed with physical delivery to the Escrow Agent of the original instrument or security within one (1) business day after facsimile of same to the Escrow Agent).

d. The Common Stock shall be authorized for quotation on the OTC Bulletin Board Market (or another national securities exchange or market) and trading in the Common Stock on such market shall not have been suspended by the SEC or other relevant regulatory agency.

e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

f. The Escrow Agent shall have received on behalf of the Buyer the opinion of Company counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E.

8.  GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the State of Delaware and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the Escrow Agent on behalf of the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause three (3) additional originally executed signature pages to be physically delivered to the Escrow Agent on behalf of the other party within two (2) business days of the execution and delivery hereof.

c. Headings; Gender, Etc. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Go Online Networks Corporation
5681 Beach Blvd., Suite 101
Buena Park, CA 90621
Telephone: 714-736-0988
Facsimile: 714-736-9488
Attention: Mr. Joseph Naughton, President & CEO

With a copy to:

Cutler Law Group
610 Newport Center Drive, Suite 800
Newport Beach, California 92660
Telephone: 949.719.1977
Facsimile:  949.719.1988
Attention: Mr. M. Richard Cutler, Esq.

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to the Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyer (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyer shall be accompanied by a legal opinion in form, substance and scope reasonably satisfactory to the Company, that such assignment is proper under applicable law. Notwithstanding anything herein to the contrary, Buyer may pledge the Securities as collateral for a bona fide loan pursuant to a security agreement with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.  Survival.  Unless this Agreement is terminated under
Section 8(1), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing of the purchase and sale of Securities purchased and sold hereby.

j. Publicity. The Company and the Buyer shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

k. Further Assurance. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. Termination. In the event that the Closing shall not have occurred on or before ten (10) business days from the date hereof, this Agreement shall terminate at the close of business on such date. Neither party may unilaterally terminate this Agreement after the Closing for any reason other than a material breach of this Agreement by the non-terminating party, other than as specified in Section 4(l) above. Such termination shall not be the sole remedy for a breach of this Agreement by the non-terminating party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

m. Remedies. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                               [SIGNATURE PAGE FOLLOWS]


List of Exhibits

Exhibit A  Form of Note
Exhibit B  Warrant to Purchase Common Stock
Exhibit C  Registration Rights Agreement
Exhibit D  Escrow Agreement
Exhibit E  Opinion of Counsel for Go Online Networks Corporation


                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT DATED
                              AS OF SEPTEMBER 20, 1999]






COMPANY:


GO ONLINE NETWORKS CORPORATION

By:  /s/ Joseph M. Naughton
Mr. Joseph M. Naughton, President &
Chief Executive Officer





BUYER:

TRITON PRIVATE EQUITIES FUND, L.P.

By:  Triton Capital Management, L.L.C., a
General Partner

By:  /s/ John C. Tausche
Mr. John C. Tausche, Managing Member


BUYER'S ADDRESS:

225 North Market Street
Suite 220
Wichita, Kansas 67202
Telephone: 316.262.8874
Telecopier: 316.262.6801

                                    SECURITIES PURCHASE AGREEMENT

                                            Schedule 3(c)




                     Outstanding Options to Purchase Common Stock:

None


                     Outstanding Warrants to Purchase Common Stock:


Option to Purchase 1,000,000 shares at an exercise price of $.50 per share until December 31, 2000 issued to Patrick Rost


                      Promissory Notes Convertible Into Common Stock:


None

                      Commitments to Sell and Register Common Stock:


Commitment to sell 666,667 shares of common stock to Patrick Rost for $200,000.00, including piggyback registration rights.

Commitment to sell 83,334 shares of common stock to Mark Mintz for $25,000, including piggyback registration rights.

Commitment to issue 135,000 shares of common stock to Cutler Law
Group or assigns in consideration for legal fees relating to SB-2 registration statement, including piggyback registration rights.

                                   SECURITIES PURCHASE AGREEMENT

                                          Schedule 3(g)




Registration of all the Registrable Securities under the Securities Act of 1933, as amended, requires the filing of a registration statement with the Securities and Exchange Commission and a declaration of effectiveness of the registration statement by the Securities and Exchange Commission.

See also Schedule 3(c)


                                           Schedule 3(j)

Litigation:

The Company is presently a plaintiff in an action entitled Jones Naughton Entertainment, Inc. v. AmeriNet Financial Systems, Inc. filed in the California Superior Court. The action relates to the Company's claim for the value of securities issued to the Company in connection with the Company's sale of Real Estate Television Network, Inc. ("RETN") to AmeriNet. The Company also seeks damages (up to $60 million) for diminution of its market value and other damages from AmeriNet's breaches. AmeriNet has counterclaimed in the action for up to $200,000 that AmeriNet provided to RETN while AmeriNet ran RETN. The Company believes that AmeriNet's counterclaims are frivolous and are vigorously prosecuting the primary action and defending the counterclaim.